SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement.
[ ]      Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]      Definitive Proxy Statement.
[X]      Definitive Additional Materials.
[ ]      Soliciting Material Pursuant to sec. 240.14a-12.

   Pioneer Bond Fund                           Pioneer Real Estate Shares
   Pioneer Emerging Markets Fund               Pioneer Research Fund
   Pioneer Equity Income Fund                  Pioneer Select Growth Fund
   Pioneer Equity Opportunity Fund             Pioneer Select Value Fund
   Pioneer Europe Select Equity Fund           Pioneer Series Trust I
   Pioneer Fund                                Pioneer Series Trust II
   Pioneer Fundamental Growth Fund             Pioneer Series Trust III
   Pioneer High Yield Fund                     Pioneer Series Trust IV
   Pioneer Ibbotson Allocation Series          Pioneer Series Trust V
   Pioneer Independence Fund                   Pioneer Series Trust VI
   Pioneer International Equity Fund           Pioneer Series Trust VII
   Pioneer International Value Fund            Pioneer Short Term Income Fund
   Pioneer Mid Cap Growth Fund                 Pioneer Small Cap Value Fund
   Pioneer Mid Cap Value Fund                  Pioneer Strategic Income Fund
   Pioneer Money Market Trust                  Pioneer Tax Free Income Fund
   Pioneer Protected Principal Trust           Pioneer Value Fund


               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to

                  Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:


                                       2-1

[PIONEER LOGOS]

IMPORTANT: PLEASE VOTE YOUR SHARES TODAY

Your vote is extremely important.


Dear Shareholder,

I am writing to remind you about the joint special meeting of shareholders to be held on May 13, 2008, for all Pioneer open-end mutual funds. Shareholders of each fund are being asked to approve a number of proposals recently adopted by each Pioneer Fund's Board of Trustees. The Trustees believe that these proposals outlined below will, among other things, streamline the operations of each fund. We are seeking your approval of these proposals through the joint proxy statement, which is available to you on the Internet at https://www.proxy-direct.com/pioneer. If you would rather receive a printed version of the proxy statement, you may request one via the Internet, or by calling 1-866-884-2702 and entering the control number and security code from your enclosed proxy card(s).

>  To vote by TouchTone telephone, call 1-866-241-6192.

>  To vote by Internet, go to www.proxy-direct.com/pioneer.

   You will need your control number and security code from your proxy card(s) to vote by Internet or TouchTone telephone.

> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.

The proxy statement contains detailed information about each proposal being considered. Your fund's Board of Trustees has reviewed each proposal. In the Trustees' opinion, the proposals are in the best interests of fund shareholders and they recommend that you vote FOR each proposal. Please take a moment to read the materials available on the Internet before casting your vote. We ask that you cast your vote regarding the following proposals:

Proposal 1: Elect Trustees. You are being asked to elect Trustees for each fund. Each of the nominees, except one, currently serves as a Trustee for some or all of the Pioneer Funds.

Proposal 2A: Approve an amendment to the Declaration of Trust. Shareholders of Pioneer Funds that currently are organized as Delaware statutory trusts are being asked to approve an amendment to the Declaration of Trust for the funds. The Declaration is designed to grant the Board broader authority than it possesses currently to further amend the Declaration of Trust without shareholder approval.

Proposal 2B: Approve an Agreement and Plan of Reorganization. Shareholders of two Pioneer Funds that are now organized as Massachusetts business trusts are being asked to approve the reorganization of those funds as Delaware statutory trusts.

Proposals 3-A to 3-R: Revise Fundamental Investment Policies relating to:
3-A     Borrowing
3-B     Underwriting
3-C     Lending
3-D     Senior Securities
3-E     Real Estate
3-F     Commodities
3-G     Concentration
3-H     Diversification
3-I     Convert Investment Objective(s) from Fundamental to Non-Fundamental
3-J     Illiquid Securities
3-K     Purchasing Securities on Margin
3-L     Short Sales
3-M     Purchasing Securities on Margin and Making Short Sales
3-N     Investments in Other Investment Companies
3-O     Pledging or Guaranteeing Assets
3-P Investments Made for the Purpose of Exercising Control or Management of Issuers
3-Q     Investments in Affiliates
3-R     Investments in Convertible Debt Securities Rated Below Investment Grade

In Items 3A through 3R above, you are being asked to approve changes to the "fundamental" investment policies of your fund(s).

All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from fund to fund. At the meeting, shareholders will be asked to approve revised fundamental policies, eliminate other investment objectives that cannot be changed without shareholder approval, or to approve the reclassification of those investment objectives as "non-fundamental". These changes are intended to simplify compliance monitoring and provide additional flexibility for the funds.

Proposal 4: Approve an Amended and Restated Management Agreement with Pioneer Investment Management. You are being asked to approve an amended and restated management agreement between your fund(s) and its manager, Pioneer Investment Management, Inc. There will be no decrease in services or increase in management fees as a result of the new management agreement.

Proposal 5: Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders of certain funds are being asked to approve a policy that would permit Pioneer--subject to the approval of the Board of Trustees-- to appoint unaffiliated sub-advisers to manage the funds, enter into sub-advisory agreements and amend existing sub-advisory agreements with unaffiliated sub-advisers, in each case without shareholder approval. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

As a shareholder, you have the opportunity to voice your opinion and I encourage you to do so. By voting your shares, you not only express to Pioneer how you feel about the matters under consideration, you also help eliminate the need for subsequent mailings or phone calls designed to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

Remember you may vote by telephone, Internet or by mail.

NOTE: If you vote by phone or Internet, please do not return your proxy card(s).

Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter. If you have any questions about this proxy solicitation or any of the proposals, please call 1-866-526-4104.


Sincerely,


Daniel Kingsbury,
President and Chief Executive Officer of Pioneer Investment Management, Inc.




Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments.  o  pioneerinvestments.com  21826-00-0408

[PIONEER LOGOS]

IMPORTANT: PLEASE VOTE YOUR SHARES TODAY

Your vote is extremely important, no matter how many shares you own.


Dear Shareholder,

I am writing to remind you about the joint special meeting of shareholders to be held on May 13, 2008, for all Pioneer open-end mutual funds. Shareholders of each fund are being asked to approve a number of proposals recently adopted by each Pioneer Fund's Board of Trustees. The Trustees believe that these proposals outlined below will, among other things, streamline the operations of each fund. We are seeking your approval of these proposals through the joint proxy statement, which is available to you on the Internet at https://www.proxy-direct.com/pioneer or enclosed. You will need to enter the control number and security code from your enclosed proxy card(s) to vote.

>  To vote by TouchTone telephone, call 1-866-241-6192.

>  To vote by Internet, log into www.proxy-direct.com/pioneer.

   You will need your control number and security code to vote by Internet or TouchTone telephone.

> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.

The proxy statement contains detailed information about each proposal being considered. Your fund's Board of Trustees has reviewed each proposal. In the Trustees' opinion, the proposals are in the best interests of fund shareholders and they recommend that you vote FOR each proposal. Please take a moment to read the materials available on the Internet before casting your vote. We ask that you cast your vote regarding the following proposals:

Proposal 1: Elect Trustees. You are being asked to elect Trustees for each fund. Each of the nominees, except one, currently serves as a Trustee for some or all of the Pioneer Funds.

Proposal 2A: Approve an amendment to the Declaration of Trust. Shareholders of Pioneer Funds that currently are organized as Delaware statutory trusts are being asked to approve an amendment to the Declaration of Trust for the funds. The Declaration is designed to grant the Board broader authority than it possesses currently to further amend the Declaration of Trust without shareholder approval.

Proposal 2B: Approve an Agreement and Plan of Reorganization. Shareholders of two Pioneer Funds that are now organized as Massachusetts business trusts are being asked to approve the reorganization of those funds as Delaware statutory trusts.

Proposals 3-A to 3-R: Revise Fundamental Investment Policies relating to:
3-A     Borrowing
3-B     Underwriting
3-C     Lending
3-D     Senior Securities
3-E     Real Estate
3-F     Commodities
3-G     Concentration
3-H     Diversification
3-I     Convert Investment Objective(s) from Fundamental to Non-Fundamental
3-J     Illiquid Securities
3-K     Purchasing Securities on Margin
3-L     Short Sales
3-M     Purchasing Securities on Margin and Making Short Sales
3-N     Investments in Other Investment Companies
3-O     Pledging or Guaranteeing Assets
3-P Investments Made for the Purpose of Exercising Control or Management of Issuers
3-Q     Investments in Affiliates
3-R     Investments in Convertible Debt Securities Rated Below Investment Grade

In Items 3A through 3R above, you are being asked to approve changes to the "fundamental" investment policies of your fund(s).

All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from fund to fund. At the meeting, shareholders will be asked to approve revised fundamental policies, eliminate other investment objectives that cannot be changed without shareholder approval, or to approve the reclassification of those investment objectives as "non-fundamental". These changes are intended to simplify compliance monitoring and provide additional flexibility for the funds.

Proposal 4: Approve an Amended and Restated Management Agreement with Pioneer Investment Management. You are being asked to approve an amended and restated management agreement between your fund(s) and its manager, Pioneer Investment Management, Inc. There will be no decrease in services or increase in management fees as a result of the new management agreement.

Proposal 5: Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders of certain funds are being asked to approve a policy that would permit Pioneer--subject to the approval of the Board of Trustees-- to appoint unaffiliated sub-advisers to manage the funds, enter into sub-advisory agreements and amend existing sub-advisory agreements with unaffiliated sub-advisers, in each case without shareholder approval. The sub-adviser approval policy will not be used with respect to any agreement with a sub-adviser that is affiliated with Pioneer.

As a shareholder, you have the opportunity to voice your opinion and I encourage you to do so. By voting your shares, you not only express to Pioneer how you feel about the matters under consideration, you also help eliminate the need for subsequent mailings or phone calls designed to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

Remember you may vote by telephone, Internet or by mail.

NOTE: If you vote by phone or Internet, please do not return your proxy card(s).

Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter. If you have any questions about this proxy solicitation or any of the proposals, please call:
Deutschland 0800-182 50 85
                      Osterreich 0800-29 76 57
                      Schweiz 0800-5540 91
                      TouchTone voting: 1-866-241-6192


Sincerely,


Daniel Kingsbury,
President and Chief Executive Officer of Pioneer Investment Management, Inc.




Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments.  o  pioneerinvestments.com  21826-00-0408